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                                                                   EXHIBIT 10.50



                          MASTER DRILLING AGREEMENT
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                          MASTER DRILLING AGREEMENT

         THIS AGREEMENT, made and entered into the 19th day of September, 1996, by and between Tatham Offshore, Inc., a Delaware corporation, hereinafter called "TOFF", and Sedco Forex Division, Schlumberger Technology Corporation, hereinafter called "Contractor";

         WITNESSETH, that:

         WHEREAS, TOFF may from time to time desire to have a well or wells drilled and completed or abandoned in search of oil, or gas, or for other purposes;

         AND, WHEREAS, Contractor is engaged in the business of drilling and completing or abandoning such wells and warrants and represents that it has or will have adequate equipment in good working order and fully trained personnel, properly certified, and capable of efficiently operating such equipment with which it desires to drill and/or complete or abandon such well or wells;

         NOW, THEREFORE, it is agreed by and between TOFF and Contractor as follows:

I.       MASTER AGREEMENT

         1.1 USE OF DRILLING ORDER. If at any time during the term of this Master Agreement, hereinafter called "Agreement", TOFF desires to have a well or wells drilled and/or completed or abandoned by Contractor, TOFF shall prepare and submit to Contractor a "Bid Sheet and Drilling Order", hereinafter referred to as "Drilling Order", which shall set forth the specifications and other conditions under which such well or wells are to be drilled and/or completed or abandoned. If Contractor desires to drill and/or complete or abandon the well or wells set forth in Drilling Order under the terms and conditions thereof and of this Agreement, Contractor shall complete the
Drilling Order, setting forth the prices it proposes to charge for its services and properly execute the Drilling Order in duplicate originals and return them to TOFF. If TOFF is satisfied with Contractor's proposals, TOFF will execute the Drilling Order and return one duplicate original to Contractor. When the Drilling Order has been so executed, it together with this Agreement shall become the "Contract" which shall control the relationship of the parties relative to the drilling and/or completing or abandoning of any well or wells covered therein. This Agreement and the accepted and executed Drilling Order may hereinafter be referred to as the "Contract." Execution of this Agreement alone shall not obligate either TOFF or Contractor to enter into any Drilling Order. TOFF is not obligated by this "Agreement" to solicit or submit bids to Contractor on any wells and may solicit and submit bids from and enter into contracts with other parties for drilling and/or completing or abandoning wells or may do same itself.
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         1.2     DRILLING ORDER TERMS INCLUDED.  If and when the Drilling Order has been executed by the parties, Contractor shall commence operations for drilling of the well or wells at the time and date set forth in the Drilling Order and drill and/or complete or abandon the well or wells during the term, at the location, in the manner, to the depth, and in accordance with all provisions and specifications of both this Agreement and the Drilling Order.

II.      FURNISHING OF MATERIALS, EQUIPMENT, SUPPLIES AND LABOR

         2.1 FURNISHED BY WHOM. For the work to be performed by it, hereunder, Contractor shall furnish the minimum crew complement specified in the Drilling Order Section 13 and shall furnish the rig and drilling equipment referred to in the Drilling Order Section 4, and such other equipment, materials and services as specified in the Drilling Order Section 5 as are to be furnished by Contractor for TOFF. TOFF shall furnish such items as it is required to furnish by the Drilling Order Section 5. All other materials, equipment, tools, appliances, machinery, services and supplies for the proper drilling, completing, abandoning, working over, or deepening, and for protecting the rig or the well or wells involved, except that which TOFF herein expressly agrees either to furnish or reimburse Contractor for, shall be furnished and installed by and at the expense of Contractor. All labor necessary and proper in such operations shall be furnished by and at the expense of the Contractor.

         2.2 PURCHASES FOR TOFF. If Contractor purchases at TOFF's request any materials, supplies or equipment which TOFF is obligated to furnish under the terms of this Agreement or under the Drilling Order, TOFF shall pay Contractor within thirty (30) days after date of receipt of Contractor's invoice the actual cost of such materials, supplies or equipment, less any cash discounts thereon to which Contractor may be entitled. Contractor shall furnish TOFF copies of suppliers', vendors' or third party invoices covering such materials, supplies or equipment. The use of machinery, tools and equipment which according to the Drilling Order are to be furnished by Contractor but which are nevertheless furnished by TOFF, will be charged to Contractor on mutually agreed commercial rental rates and terms.

         2.3 MOVING ON LOCATION. TOFF will survey the location of the well and furnish such labor, equipment, materials, supplies and services as set out in the Drilling Order Section 5 so that Contractor may fulfill its obligation to position the rig on location.

III.     BASIS OF PAYMENT

         3.1 DAY WORK RATES. TOFF shall pay Contractor for work performed hereunder in accordance with the rates and basis of payment set forth in the applicable Drilling Order Section 13 (Day Work Bid).

         3.2 SHUT-DOWN - TOFF. When Contractor's rig is shut down by Contractor waiting for orders from TOFF, or for materials, services or other items which TOFF is obligated to furnish, TOFF shall pay Contractor the applicable standby rates specified in the Drilling Order Section 13C. Before changing to or from standby rate without crew, TOFF shall: (a) give Contractor a minimum of eight (8) hours notice, and (b) provide for the rate change to take effect at the "tour-change-time" only.





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         3.3     SHUT-DOWN - CONTRACTOR.  When it is necessary to shut down
Contractor's rig for repairs or due to lack of materials or labor to be furnished by Contractor, Contractor shall be allowed compensation in the manner set out in the applicable Drilling Order Section 13M.

IV.      TIME OF PAYMENT

         4.1 PAYMENT IN GENERAL. Subject to and conditioned upon the full and complete compliance by Contractor with all terms and conditions of this Agreement and of the Drilling Order, TOFF shall make payments to Contractor as stipulated herein.

         4.2 DAY WORK PAYMENT. Contractor shall invoice TOFF at the close of each calendar month for the number of days work was performed during the month at day work rates set forth in the applicable Drilling Order Section 13 (Day Work). Upon completion of drilling operations, Contractor shall remove its rig from location (unless a delay is agreed to by TOFF) and clean up the well site as specified in the Drilling Order. If clean up at the well site is not accomplished to TOFF's satisfaction, TOFF may retain an amount sufficient to accomplish such clean up out of the last invoice submitted to TOFF. This shall not limit TOFF's right to recover the full amount of clean up costs.

         4.3 TIME OF PAYMENT. TOFF shall pay all properly documented invoices within thirty (30) days after receipt thereof, except as provided in Paragraph 4.2 for cleanup.

V.       STOPPAGE OF WORK

         5.1 WELL-TO-WELL CONTRACTS. In well-to-well contracts, TOFF shall have the right to terminate the performance of the work covered by the Drilling Order for any reason at any point it may desire. This includes the right to delete as many wells as desired from a multiple-well Drilling Order.

         5.2 TERM CONTRACTS. TOFF shall have the right to direct the stoppage of the work to be performed hereunder at any time, including during work on any well and prior to reaching the objective depth or to completion of other work being performed. In the event of such stoppage, TOFF shall be under no obligation to Contractor except to pay for all work done by Contractor and otherwise satisfy TOFF's obligations in accordance with the terms of this Agreement and the applicable Drilling Order as of the time of such stoppage, and to pay charges later incurred and perform later duties in accordance with the terms hereof for and in connection with any completion or abandoning operations or moving off location. However, the parties may agree to other work under provisions of Drilling Order Section 15 in which event such further work shall be conducted in accordance with the terms and conditions of this Agreement and the Drilling Order.

VI.      TAKEOVER BY TOFF

         Time is of the essence in performance of this "Contract". In the event of unreasonably slow progress, carelessness, inattention or incompetence on the part of Contractor or in the event Contractor for any reason shall fail to supply sufficient properly skilled workmen or





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suitable tools, machinery and equipment for efficient performance of the work on any well hereunder or in the event Contractor neglects or willfully discontinues or delays commencement of work to be performed hereunder, then TOFF shall notify Contractor of its dissatisfaction. If such condition is not corrected to TOFF's satisfaction within five days of notice, TOFF shall have the option to terminate the "Contract" or take possession of the well, discontinue the drilling thereof, and dismantle or abandon same, being liable only for the work done by contractor prior to such termination or takeover. If TOFF so elects, it may take possession of the well and any or all of Contractor's tools, machinery and equipment at the well site and, through its own employees or some other contractor, drill such well to completion. TOFF shall also have such termination right after takeover of work on a well as provided below. If there should be imminent danger of a blowout or other well hazards, TOFF shall have the right to take over operations immediately and either discontinue, abandon, or continue drilling. Contractor shall continue to have custody of and be responsible for its rig and the positioning, locating and maintaining of it, and TOFF or its representative shall have supervision and control of such facilities only to the extent of the drilling or other operations involved. If TOFF takes over the well and operation of Contractor's tools, machinery and equipment and completes the well, TOFF's costs in completing the well, with no allowance for use of Contractor's tools, machinery and equipment shall be deducted from the contract price which otherwise would have been paid to Contractor, and the balance, if any, paid to Contractor.
TOFF shall be responsible for the return of such drilling equipment and tools, machinery and equipment to Contractor in as good as condition as when received, natural wear and weathering, accidental loss or breakage excepted. If operations are taken over by TOFF as herein provided, all operations thereafter performed shall be at TOFF's risk and the indemnity provisions hereof shall not apply. Contractor shall continue to have custody, control and supervision of the vessel, its hull and all ballast control and related systems essential to maintaining the vessel in a safe condition. TOFF shall have supervision, custody and control over Contractor's drilling equipment and related drilling operations. If Contractor carries insurance on Contractor's tools, machinery and equipment, such insurance shall be continued in effect during the period of such takeover, and TOFF shall reimburse Contractor for the cost thereof. TOFF may elect to secure such insurance through some other source including assumption of all or part of the risk as a self-insurer.

VII.     CASING PROGRAM

         7.1 METHOD AND COMPENSATION. Contractor shall run and cement all strings of casing as provided in the applicable Drilling Order Section 6 and shall be compensated at the applicable day work rates as set out in that Drilling Order.

         7.2 PROTECTORS AND LUBRICANTS. Contractor shall keep thread protectors on the casing until it is taken from the racks to be run into the hole and shall apply a suitable pipe thread lubricant as it is run. Contractor shall preserve all such protectors. After operations are completed, Contractor shall break down all surplus casing, put protectors on same as it is broken down, and return such casing to the pipe racks.





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VIII.    DRILLING METHODS AND PRACTICES

         8.1 STANDARDS OF PERFORMANCE. Contractor agrees to perform all work under the terms of this Agreement and according to the specifications and conditions set forth in the Drilling Order with due diligence and care in a good, workmanlike manner in accordance with best drilling practices.

         8.2 TOFF EQUIPMENT - FAILURE NOTIFICATION. Contractor agrees to notify TOFF promptly in case of any failure of TOFF provided equipment, materials, or supplies.

         8.3 EQUIPMENT CONDITION. Contractor shall maintain all its equipment in good safe operating condition at all times. Well control equipment shall be checked by Contractor as prescribed in Section 4B of the Drilling Order and Contractor shall use all reasonable means to control and prevent fires and blowouts and to protect the hole and TOFF's equipment. Any equipment furnished by TOFF to Contractor shall be controlled and maintained by Contractor in good working condition. TOFF agrees to reimburse Contractor for any third party expense incurred and authorized by TOFF's on- the-job representative to repair TOFF furnished equipment.

         8.4 MAXIMUM EQUIPMENT CAPACITY. Contractor shall utilize its equipment to its maximum capacity as rated by the manufacturer thereof, if TOFF so requests.

         8.5 MUD PROGRAM. Contractor shall maintain the mud program in a manner satisfactory to TOFF. Drilling fluid shall be maintained in accordance with specifications set forth in the Drilling Order Section 7. The amounts of mud and mud conditioners to be furnished by either party shall be as specified in the Drilling Order. If TOFF furnishes mud and mud conditioners, TOFF shall have supervision over use of these materials.

         8.6 FORMATION DATA. Contractor agrees to save and label samples of such formations and to keep drilling times of such formations as TOFF may request. Contractor agrees to notify TOFF promptly whenever any oil and/or gas bearing formation is found. TOFF shall be afforded sufficient time to examine such formation to determine whether or not the well should be completed, and for such time consumed, Contractor shall be paid the applicable rate provided in the Drilling Order.

         8.7 EQUIPMENT, PERSONNEL AND DEVIATION SURVEYS. Contractor agrees to furnish equipment, personnel, and instruments acceptable to TOFF and in conformity with all governmental regulations and to make deviation surveys as provided in the Drilling Order Section 8 to maintain drill angle and direction of the hole within allowable limits specified in the Drilling Order. All such deviation surveys shall be made at TOFF's sole risk, cost, and expense. TOFF reserves the right to require drift angle and directional surveys additional to those specified in the Drilling Order. If the course of the hole is found to be within prescribed limits of the Drilling Order, the cost of such additional survey, including rig time, shall be borne by TOFF at the applicable day work rate.





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         8.8     SAFE PRACTICES.  Contractor shall locate boilers and other sources of ignition a safe distance from the well and shall prohibit use of open flames (except welding under controlled conditions) or smoking on the rig floor or other hazardous areas by its own personnel or other parties. If the well or equipment should catch fire from use of open flames (other than those covered by a mutually agreed work permit) or from smoking in hazardous areas, this will be considered as negligence on the part of the Contractor.
Contractor shall observe recommendations contained in API RP 54 ("Recommended Practices for Occupational Safety & Health for Oil and Gas Well Drilling and Servicing Operations") and all revisions to same and shall obey all Federal, State, and local laws, rules, and regulations relative to safety and health. Contractor shall permit no employee, invitee or other party on the rig that is under the influence of alcohol or drugs. No alcohol, illegal drugs or firearms shall be allowed by Contractor on the job site. Contractor shall prohibit the presence on the rig of unauthorized personnel or visitors unless such visits are approved by TOFF. Contractor shall have a formal safety program and shall provide suitable equipment and personnel properly and adequately trained in the safe performance of their duties.

         8.9 RIG EVACUATION. Contractor's supervisor at the location shall have sole and final responsibility to issue orders to Contractor's personnel to evacuate the rig for reasons of weather or emergency.

         8.10 BLOWOUT PREVENTION. Blowout prevention equipment shall be furnished by Contractor as specified in Drilling Order Section 4B and installed and tested in accordance with TOFF's requirements. The control manifold shall be located near the driller's position with a second remote control located at a safe distance from the derrick floor at a point mutually satisfactory to Contractor and TOFF. It is essential that each member of the drilling crew understand the operation of the equipment and be capable of operating it when necessary. Regularly scheduled drills shall be conducted and noted on the Drilling Report.

         8.11 INSPECTION OF TOFF EQUIPMENT. Contractor shall visually examine all casing, equipment, machinery, tools or other items furnished by TOFF and if any apparent defects are found therein sufficient to make the use of any such items unsuitable or unsafe, Contractor shall immediately notify TOFF of such defects, and TOFF shall promptly replace the item so found defective.

IX.      CORING, TESTING, LOGGING AND COMPLETION

         Contractor shall perform all coring, testing, logging and completion work on a day work basis as provided in Drilling Order.

X.       REPORTS TO BE FURNISHED BY CONTRACTOR

         10.1 DAILY DRILLING REPORT. Contractor shall complete and furnish TOFF with the Standard API-IADC Daily Drilling Report showing the depth of the hole, the formations penetrated, and such other data as required by TOFF.





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         10.2    RIG TIME. TOFF's representative will consult with Contractor's representative at the rig on the proper breakdown of rig time, which shall be entered by Contractor in tile "Time Summary" section of the API-IADC Report. TOFF's representative will sign the tour sheets in receipt of such work. This breakdown should be reviewed by each party's authorized representatives and any desired changes shall be negotiated, prior to preparation of the invoice.

         10.3 DELIVERY TICKETS. Delivery tickets covering any materials or supplies furnished by TOFF or furnished by vendors for which TOFF is obligated to reimburse Contractor, shall be submitted as received with the Daily Drilling Report. The quantity, description and condition of the materials and supplies so furnished shall be verified and checked by Contractor, and delivery tickets shall be properly certified as to receipt by Contractor's representative. Contractor must obtain approval of TOFF's representative on the job of delivery tickets for materials and supplies for which Contractor is to be reimbursed by TOFF.

         10.4 DAMAGE OR INJURY. Contractor shall orally report to TOFF, as soon as practicable, followed by an appropriate written report, all accidents or occurrences resulting in death or injuries to Contractor's employees, invitees or third parties, or damage to property of TOFF or third parties arising out of or during the course of operation of Contractor or of any subcontractor of Contractor, and shall furnish TOFF with a copy of all reports made by Contractor to Contractor's insurer(s) or to others of such accidents and occurrences.

         10.5 GOVERNMENTAL REPORTS. Contractor when requested by TOFF shall provide to government or state agencies further information on deaths or lost time injuries and shall provide TOFF with a copy of such further information.

XI.      INSURANCE AND INDEMNITY

         11.1 TYPES AND LIMITS. At all times during the term of the "Contract", Contractor shall maintain, at Contractor's expense, insurance satisfactory to TOFF of the minimum types and limits as follows:

         a. Such insurance as may be required or available to cover any risk exposures under the workers' compensation, social security or other laws of any nation, state, or other governmental entity and/or regulations of any authorities having jurisdiction in the operations.

         b. Employers' Liability Insurance, with dollar limits as specified in Section 14 of the Drilling Order for each occurrence for employment subject to state Workers' Compensation Acts and with dollar limits as specified in
                 Section 14 of the Drilling Order for each occurrence for employment where there is possible liability under the Jones Act or Death on the High Seas Act. (This coverage may be contained to some extent in other insurances listed elsewhere herein).

         c. Comprehensive General Liability Insurance, including contractual liability coverage for Contractor's obligations hereunder to defend and/or indemnify TOFF, with dollar limits as specified in Section 14 of the Drilling Order for





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                 each occurrence for bodily/personal injury, death and property damage combined.

         d. Comprehensive Automobile Liability Insurance including owned, non-owned, and hired vehicles, with dollar limits as specified in Section 14 of the Drilling Order for each occurrence for bodily injury, death and property damage combined.

         e. Full Form Marine Protection and Indemnity Insurance (including transportation, wages, maintenance and cure) covering the rig with dollar limits as specified in Section 14 of the Drilling Order for each occurrence or the actual cash value of the rig, whichever is greater. (This coverage may be contained to some extent in other insurances listed elsewhere herein).

         f. Standard Marine Hull and Machinery, (including collision liability coverage to the extent not provided in any insurance listed elsewhere herein) and for International operations, War and Political Risks Insurance in the amount of the actual cash value of the rig.

                 This insurance shall provide that any action "in rem" against the rig shall be treated as though it were an action against Contractor.

         g. Property Insurance on all other property of Contractor, including drilling rig and machinery in the amount of actual cash value.

         h.      If aircraft are owned, leased, or hired by Contractor:
                 Aircraft Liability Insurance covering any such aircraft including passenger liability with dollar limits as specified in Section 14 of the Drilling Order for each occurrence.

         11.2 ADDITIONAL INSUREDS AND SUBROGATION WAIVER. To the fullest extent permitted by law and without in anyway limiting Contractor's liability or responsibility under the indemnity provision hereof, all insurance policies maintained by Contractor in accordance with Paragraph 11.1 above and any other insurance maintained applicable to Contractor's performance under the "Contract" shall include TOFF and any parties in joint operation with TOFF as additional insureds and/or shall contain a waiver of subrogation against TOFF and said other parties (each to the extent Contractor has assumed liability under this Contract) as appropriate to secure the maximum benefit to TOFF and its joint operations parties. To the extent Contractor has assumed liability hereunder, Contractor's insurance shall be regarded as primary insurance underlying any other applicable insurance. Any risks and liabilities not expressly assumed by TOFF or Contractor hereunder shall be governed by applicable law, and to the extent any such liabilities are imposed upon the Contractor by applicable law, and not expressly assumed by TOFF, the insurance carried by the Contractor shall be regarded as primary insurance underlying any other applicable insurance.

         11.3 CANCELLATION NOTICE. All such insurance shall be carried by an insurance company acceptable to TOFF and shall not be cancelled nor materially changed without thirty





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(30) days prior written notice having been furnished TOFF.  Contractor agrees to furnish TOFF, upon request, evidence of such insurance satisfactory to TOFF.

         11.4 SELF-INSURANCE. In the event Contractor self-insures in part or whole any risks for which insurance is herein required, notice of same must be in writing and approved by TOFF.

         11.5 TOFF'S PROCUREMENT. TOFF has the right but not the duty, by giving Contractor timely notice, to procure any or all of the insurance specified herein with terms, conditions, and limits as mutually agreed and as further detailed in the Drilling Order Section 14 subject to annual review if requested.

         11.6 INDEMNITY. Whenever "TOFF" or "Contractor" appears herein as an indemnitee, said term shall also include indemnitee's parent, subsidiary and affiliated companies, and directors, officers, employees and invitees of such parties.

         11.6 a(1) Contractor shall release, defend, indemnify and hold harmless TOFF to the fullest extent permitted by law from and against any loss, damage, claim, suit, liability, judgment, and expense (including attorneys' fees and other costs of litigation) arising in connection herewith, resulting from or in any way related to the work to be performed hereunder for bodily/personal injury, disease or death of Contractor's employees or invitees, Contractor's subcontractors of any tier and their employees or invitees, without regard to the cause or causes thereof or the sole or concurrent negligence, fault or strict liability without fault of TOFF, TOFF's contractors, or of any party or parties.

         11.6 a(2) Contractor shall release, defend, indemnify, and hold harmless TOFF to the fullest extent permitted by law from and against any loss, damage, claim, suit, liability, judgment and expense (including attorneys' fees and other costs of litigation), arising in connection herewith, resulting from or in any way related to the work to be performed hereunder for (except as provided otherwise elsewhere herein) loss of or damage to property owned or leased by Contractor, its employees and invitees, and Contractor's subcontractors of any tier and their employees and invitees without regard to the cause or causes thereof or sole or concurrent negligence, fault, or strict liability without fault of TOFF, TOFF's contractors, or of any party or parties.

         11.6 b(l) TOFF shall release, defend, indemnify and hold harmless Contractor to the fullest extent permitted by law from and against any loss, damage, claim, suit, liability, judgment, and expense (including attorneys' fees and other costs of litigation) arising in connection herewith, resulting from or in any way related to the work to be performed hereunder for bodily injury, disease or death of TOFF's employees and invitees, TOFF's contractors of any tier (except Contractor herein and its subcontractors of any tier) and their employees and invitees, without regard to the cause or causes thereof or the sole or concurrent negligence, fault or strict liability without fault of Contractor and its subcontractors of any tier, or of any party or parties.





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         11.6 b(2)  TOFF shall release, defend, indemnify, and hold harmless
Contractor to the fullest extent permitted by law from and against any loss, damage, claim, suit, liability, judgment and expense (including attorney's fees and other costs of litigation), arising in connection herewith, resulting from or in any way related to the work to be performed hereunder for (except as provided otherwise elsewhere herein) loss of or damage to property owned by TOFF, its employees and invitees, and its contractors of any tier (except Contractor herein and its subcontractors of any tier) and their employees and invitees without regard to the cause or causes thereof or the sole or concurrent negligence, fault, or strict liability without fault of Contractor and its subcontractors of any tier, or of any party or parties.

         11.7 NOTICE PROVISIONS. Indemnitee shall, as soon as practical after receiving notice of claim or suit brought against it, provide to indemnitor full particulars within its knowledge and shall render all reasonable assistance requested by indemnitor in the defense of such claim or suit.

         11.8 SPECIAL PROVISIONS APPLICABLE. Except as otherwise expressly limited herein, it is the intent of the parties hereto that all indemnity obligations and/or contribution and/or liabilities and/or responsibilities assumed by such parties be without monetary limit and shall not be limited by any amounts of insurance carried or required herein and be without regard to the cause or causes thereof, including pre-existing conditions, the unseaworthiness of any vessel or vessels, strict liability, and to the fullest extent permitted by law without regard to negligence or fault of any party or parties, whether such negligence or fault be sole, joint or concurrent, active or passive.

         11.9 ADJUSTMENT OF LIMITS. If it is judicially determined that the monetary limits of insurance required or the indemnities assumed by either party herein (which Contractor and TOFF agree will be supported by insurance or which are self-insured in whole or part) do not conform with applicable law, it is agreed that said insurance or indemnities shall automatically be amended to conform to the maximum monetary limits and other provisions in such law.

XII.     RESPONSIBILITY FOR THE HOLE

         12.1 LOSS, DAMAGE OR IMPAIRMENT. If the hole is lost, damaged or otherwise impaired, TOFF shall be responsible and shall bear any resulting loss and expense including cost of regaining control of well, except as otherwise provided in Article XIII. However, if such loss or damage is caused by Contractor's gross negligence or willful misconduct, then Contractor shall drill a new hole on the same location, or at TOFF's election, redrill said section of the hole as TOFF may require, in either case subject to all of the terms and conditions of this Agreement and the Drilling Order, except that the operating day rate will be reduced 20% until the new hole has reached the depth at which the old hole was abandoned or the section has been redrilled to TOFF's satisfaction. It is agreed that this is TOFF's exclusive remedy for loss or damage to the hole. "Hole" shall mean the connector pipe leading from immediately below the rotary table to the ocean floor and below that any cased and/or open hole extending from the connector pipe.





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         12.2    OTHER CAUSES OF LOSS.  Notwithstanding the provisions of
Paragraph 12.1, TOFF, except to the extent caused by the gross negligence or willful misconduct of Contractor, shall be responsible for loss of or damage to or other impairment to the hole to the extent caused by the failure of casing, cement or cementing services, equipment, machinery, tools or any other material or services furnished by TOFF.

         12.3 TOOLS ON DAY WORK. Notwithstanding Contractor's responsibility for Contractor owned or leased property as set forth in Paragraph 11.6.a(2) TOFF assumes responsibility while work is being performed on a day work basis for loss of or damage to tools and equipment when in the hole except to the extent caused by Contractor's gross negligence or willful misconduct. The basis for reimbursement shall be the depreciated replacement cost as mutually agreed.

         12.4 FISHING JOBS. If a fishing job is required while the work is being performed on a day work basis, TOFF shall be responsible for all cost and expense unless such fishing job is caused by Contractor's gross negligence or willful misconduct in which case it shall be performed at 80% of Contractor's operating day rate.

XIII.    POLLUTION RESPONSIBILITY

         13.1 CONTRACTOR'S RESPONSIBILITY. Contractor shall assume all responsibility for, including control and removal of, and release, defend, indemnify and hold TOFF harmless against and from loss, cost, damage, or liability arising from pollution or contamination:

                 1. Which originates above the surface of the land or water:

                          (a) From spills or leaks of fuels, lubricants, motor oils, pipe dope, paints, solvents, ballasts, bilge, garbage, sewerage, and other materials exclusive of those covered by subpart (b), in Contractor's possession and control, whether or not caused by the negligence of Contractor and/or TOFF; and

                          (b)     From spills, leaks or dumping of oil
                          emulsion, oil base or chemically treated fluids, contaminated cuttings and lost circulation and fish recovery materials and fluids, when said materials are in Contractor's possession, although their use or disposition may be at TOFF's direction, and such spill, leak or dumping are a result of Contractor's gross negligence, willful misconduct or act not in accordance with TOFF's direction.

                 2. Resulting from fire, blowout, cratering, seepage, or any other uncontrolled flow, from surface or subsurface, of oil, gas or water from wells during the conduct of operations hereunder, when caused by Contractor's gross negligence or willful misconduct, but only up to and not in excess of the amount of the dollar limit as set out in Section 14 of the Drilling Order for each occurrence of such loss, cost or damage.

                 3. Resulting from leakage, or other uncontrolled flow of oil, gas or water from pipelines, including lines on or in submerged lands, ruptured or damaged by Contractor's rig, barge, anchors, or other equipment, or by Contractor's operations, whether or not Contractor is grossly negligent except that Contractor shall not be responsible for pollution when the pipeline rupture or damage is caused by the correct positioning or operation of Contractor's equipment at a specific location, or on a specific route, designated by TOFF or by the actual positioning of such equipment whether or not correct) by TOFF.

         13.2 TOFF'S RESPONSIBILITY. TOFF shall assume all responsibility for, including control and removal of, and release, defend, indemnify and hold Contractor and the rig harmless against and from loss, cost, damage, or liability arising from pollution or contamination:

                          (1) Resulting, except as provided in Paragraph A.1(b) above, from possession, use or disposition of oil emulsion, oil base or chemically treated fluids, contaminated cuttings, and lost circulation and fish recovery materials and fluids, including such possession, use or disposition by third party contractors;

                          (2) Resulting from fire, blowout, cratering, seepage, or any other uncontrolled flow of oil, gas or water from wells during the conduct of operations hereunder when not resulting from Contractor's gross negligence or willful misconduct, and, when Contractor is grossly negligent, excluding the amount per occurrence of such loss, cost or damage for which Contractor is responsible under A.2 above; and

                          (3) Resulting as stated in Paragraph A.3 above, when caused by the correct positioning or operation of Contractor's equipment at a specific location, or on a specific route, designated by TOFF or by the actual positioning of such equipment (whether or not correct) by TOFF.

         13.3 TOFF CONTROL. Without relieving Contractor of any obligations hereunder, it is agreed that TOFF may take part to any degree it deems necessary in the control and removal of any pollution or contamination which is the responsibility of Contractor under the foregoing provisions; and Contractor shall reimburse TOFF for the cost thereof, subject to any limitation above provided, upon the receipt of billing from TOFF. Initiation of cleanup operation by either party shall not be construed as an admission or assumption of liability.

XIV.     RESPONSIBILITY FOR THE RIG

         14.1 CONTRACTOR RESPONSIBILITY. Contractor agrees that TOFF shall not be liable for or responsible for any damage, loss, or repair to Contractor's rig, drilling equipment and appliances, including, but not limited to, damage, loss, or repair of the rig during movement to, from or between locations, whatsoever the cause whether through TOFF's sole or joint negligence or fault during existence of the "Contract" but the benefits of this Paragraph shall not, under any circumstance, inure to the benefit of any third party. Contractor and TOFF agree that the value or amount of the hull and/or machinery insurance carried by Contractor on its rig shall be considered the agreed value of the rig for any purpose of the "Contract" or otherwise. Contractor assumes full and complete responsibility at its sole cost and expense for removal of any debris, drilling equipment or material lost on the lease by Contractor or its subcontractor or the debris of the loss or wreck of the rig itself when removal is required by TOFF for proper operations on its lease, or to conduct safe oil and gas drilling and producing operations, or if required by law or government rule or regulation.

         14.2 TOFF'S PROPERTY. Notwithstanding TOFF's responsibility for TOFF owned property as set out in Paragraph 11.6.b(2), Contractor shall make all reasonable efforts to return to TOFF at completion or abandonment of the well all machinery, tools, material and equipment ,furnished by TOFF in as good condition as when received by Contractor, ordinary wear and tear excepted.

XV.      TAXES AND CLAIMS

         15.1 TAXES, LICENSES & FEES. Contractor shall pay all taxes, licenses and fees levied or assessed on Contractor in connection with or incidental to the performance of the "Contract" by any governmental agency for unemployment compensation insurance, old age benefits, social security, or any other taxes upon the wages of Contractor, its agents, employees and representatives. Contractor shall require the same agreements and be liable for any breach of such agreements by any of its subcontractors.

         15.2 REIMBURSEMENT OBLIGATION. Contractor shall reimburse TOFF on demand for all such taxes or governmental charges, state or federal, which TOFF may be required or deem it necessary to pay on account of employees of Contractor or its subcontractors. Contractor shall furnish TOFF with the information required to enable it to make the necessary reports and to pay such taxes or charges. TOFF may elect to deduct all sums so paid for such taxes and governmental charges from such amounts as may be or become due to Contractor hereunder.

         15.3 LABOR AND MATERIALS. Contractor shall pay all claims for labor, material, services and supplies furnished by Contractor hereunder and shall allow no lien or charge to be fixed upon the lease, the well, the tract on which the well is to be drilled or other property of TOFF. Contractor agrees to release, defend, indemnify, protect, and save TOFF harmless from and against all such claims and liens. If Contractor shall fail or refuse to pay any claims or indebtedness incurred by Contractor in connection with the drilling of any well or wells hereunder, TOFF shall have the right to pay any such claims or indebtedness out of any money due or to become due to Contractor hereunder. No assignment or transfer by Contractor of rights to monies due Contractor hereunder shall have any force or effect as far as TOFF's rights are concerned until all such claims and indebtedness incurred by Contractor shall have been completely liquidated and discharged.

         15.4 PROOF OF PAYMENT. Before payments are made by TOFF to Contractor, TOFF may require Contractor to furnish proof that there are no unsatisfied claims for labor, materials, equipment and supplies, or for injuries to persons or property not covered by insurance.

XVI.     INDEPENDENT CONTRACTOR RELATIONSHIP

         16.1 INDEPENDENT CONTRACTOR. Contractor is an independent contractor with respect to performance of all work hereunder and neither Contractor nor anyone employed by Contractor shall be deemed for any purpose to be the employee, agent, servant or representative of TOFF in performance of any work or service hereunder. TOFF shall have no direction or control of Contractor or its employees and agents except in the results to be obtained. The work performed hereunder shall meet the approval of TOFF and be subject to the general right of inspection provided herein for TOFF to secure the satisfactory completion thereof.

         16.2 TOFF ACCESS. Contractor shall perform and supervise all work hereunder, but TOFF's representatives shall have unlimited access to the premises to determine whether work is being performed by Contractor in accordance with all of the provisions of this Agreement and Drilling Order. TOFF's representative shall have the right at all times to be on or about the rig and to have access to all reports, records, logs, samples and cores.

XVII.    LAWS, RULES AND REGULATIONS

         Contractor shall comply with all federal, state and municipal laws, special permit conditions, rules and regulations which are now or may become applicable to operations covered by this Agreement and the Drilling Order.

XVIII.   FORCE MAJEURE

         Neither Contractor nor TOFF shall be liable to the other for delays, damages, or any act, due, occasioned or caused by reason of federal or state laws, or the rules, regulations or orders of any public body or official exercising or purporting to exercise authority or control concerning the operations covered hereby, including the use of tools and equipment, or due, occasioned or caused by strikes, terrorists, riots, civil commotions, action of the elements or causes beyond the control of the parties affected hereby. Delays due to the above causes, or any of them, shall not he deemed to be a breach of or failure to perform under this agreement. Hazardous weather shall not constitute a force majeure condition. Notice of force majeure occurrences and the details constituting them shall be given promptly in writing.

XIX.     INGRESS AND EGRESS TO LOCATION

         TOFF shall secure for Contractor rights of ingress and egress to the location on which the well is to be drilled. TOFF shall advise Contractor of any limitations or restrictions affecting ingress and egress, and Contractor shall abide by and shall have its employees, invitees, agents or subcontractors abide by such limitations or restrictions. If Contractor is denied free access to the location for any reason not within the control of Contractor, time lost by such denial shall be paid for at a reasonable rate in keeping with the stage of operations at the time.

XX.      AUDITS

         If any payment provided for hereunder is to be made on the basis of Contractor's costs, TOFF shall have the right to audit Contractor's books and records relating to such costs. Contractor agrees to maintain such books and records for a period of two (2) years from the date such costs were incurred and to make such books and records available to TOFF at any time or times within the two-year period. TOFF at its option may request Contractor to provide copies of such records as needed.

XXI.     PATENTS AND LICENSES

         Notwithstanding any other provisions herein to the contrary, Contractor represents and warrants that the use or construction of all tools and equipment furnished by Contractor and used in the work provided for herein does not infringe on any license or patent which has been issued or applied for, and Contractor shall release, defend, indemnify and hold TOFF harmless from any and all claims, demands and causes of action of every kind and character in favor of or made by any patentee, licensee or claimant of any right or priority to any such tool or equipment, or the use or construction thereof which may result from or arise out of the furnishing or use of any such tool or equipment by Contractor in connection with the work under this "Contract".

XXII.    CONFLICTS

         In the event there is a conflict between the provisions hereof and any papers or documents, other than the Drilling Order, which may have been executed or passed between the parties hereto in connection with the subject matter hereof, it is understood and agreed that the provisions hereof shall be controlling. If there be a conflict between the provisions hereof and the Drilling Order executed in connection herewith, it is understood and agreed that the provisions of such Drilling Order shall he controlling.

XXIII.   ASSIGNMENTS

         23.1 BY CONTRACTOR. This Agreement or the "Contract" completed hereunder and operations thereunder shall not be assigned in whole or in part, without the prior written consent of TOFF. Contractor shall not assign any sum that may accrue to Contractor hereunder without written consent of TOFF.

         23.2 BY TOFF. TOFF shall have the right to assign and re-assign both this Agreement and the "Contract" completed hereunder to any of its subsidiaries or affiliates upon giving timely notice to Contractor. TOFF shall have the right, subject to prior consent of Contractor, which consent shall not be unreasonably withheld, to assign the "Contract" to any company other than its subsidiaries and affiliates. TOFF shall have the right to employ other companies including affiliates and subsidiaries to perform any operations or services to be provided by TOFF under the "Contract".

XXIV.    CANCELLATION

         Whenever there is no accompanying Drilling Order currently in effect between the parties, this Agreement may be cancelled by either party but only after ten (10) days prior notice of such cancellation has been furnished to the other party.

XXV.     WELL INFORMATION

         Neither Contractor nor Contractor's employees or invitees shall disclose any information in connection with any well and Contractor shall use its best efforts to ensure that its employees, agents and subcontractors shall not disclose any information in connection with any well to be drilled under this Agreement to anyone or permit visitors access to the drilling unit for purposes of obtaining well information other than TOFF, or its duly authorized representative except upon written instructions of TOFF, and then only in accordance with such written instructions.

XXVI.    EQUAL OPPORTUNITY

         In connection with the performance of services under this Agreement, Contractor shall, when applicable, comply with all of the provisions provided on the "Equal Opportunity" attachment made a part hereof and labeled as Exhibit "A".

XXVII.  UTILIZATION OF MINORITY & WOMEN BUSINESS ENTERPRISES

         It is the policy of the U.S. Government that Minority and Female Business Enterprises shall not be excluded from participating in business opportunities because of race or sex and that they have the maximum practicable opportunity to participate in the performance of government contracts.

         Contractor agrees to use his best efforts to carry out this policy in the awards of his subcontracts to the fullest extent consistent with the efficient performance of the "Contract" under good oil field practices. As used herein, a minority- or woman-owned business enterprise is defined as a business that has at least 51% ownership by minority or women members and whose management and daily business operations are controlled and operated by one or more of such individuals. Minority group members shall include Black Americans, Hispanic Americans, Native Americans and Asian-Pacific Americans. Contractors acting in good faith may rely on written representations from subcontractors and suppliers as to their minority- and/or women-owned qualifications. This provision shall be automatically amended to conform to any future changes in statute or regulation.

XXVIII.  EARLY TERMINATION

         28.1 TOTAL OR CONSTRUCTIVE TOTAL LOSS. If the drilling rig utilized by Contractor for operations hereunder is for whatever cause declared a total or constructive total loss, then the "Contract" between the parties which had been completed by acceptance of the Drilling Order shall be terminated without notice as of the moment of such loss and no further payments shall be due under the "Contract". TOFF shall remain liable for all costs incurred and outstanding under the "Contract" before the moment of such loss. Contractor shall be liable for salvage or debris removal as set out in either this Agreement or the Drilling Order.

         28.2 INSOLVENCY. Should Contractor become insolvent or make an assignment for the benefit of creditors or be adjudicated as bankrupt or admit in writing its inability to pay its debts generally as the same become due, or should any proceedings be instituted by Contractor under any State or Federal law for relief of debtors or for the appointment of a receiver, trustee or liquidate of Contractor, or should a voluntary petition in bankruptcy or for a reorganization or for an adjudication of Contractor as an insolvent or a bankrupt be filed, or should an attachment be levied upon Contractor's equipment and not removed within ten (10) days therefrom, then upon the occurrence of any such event, TOFF shall thereupon have the right to cancel the "Contract" and to terminate immediately all work then being performed thereunder.

         28.3 EXTENSIVE REPAIRS. TOFF shall have the right, upon written notice, to terminate the "Contract" in the event operations cannot be performed because of or in conjunction with extensive repairs or modifications to the rig or its equipment which exceed or are estimated to exceed thirty (30) days. No day work rate will be payable during the period when such repairs or modifications are being made beyond limits set forth in Section 13 of the Drilling Order.

         28.4 INABILITY TO MEET SPECIFICATIONS. TOFF may, at its option, terminate the "Contract" on written notice if Contractor's drilling rig fails to meet the requirements for which it has been designed due to a deficiency in construction and/or design and Contractor is unable to show that corrective work can be accomplished within thirty (30) days. No day work rate will be payable during the period when such deficiencies are being corrected.

         28.5 FORCE MAJEURE. Either party, at its option, may terminate the "Contract" on or after the fifteenth day after operations have been suspended, due to a force majeure condition as described in Article XVIII.

XXIX.    JOINT OPERATIONS

         If any of the work performed or to be performed hereunder is a part of a joint operation between TOFF and other parties, then the obligation and liabilities of Contractor hereunder shall run to and in favor of TOFF and the other parties engaged in such joint operation.

XXX.    CAPTIONS

        The headings and captions in this Agreement and the Drilling Order are for convenience only, and shall not be used in construing the meaning hereof.

XXXI.   NOTICES

        Notices required under this Agreement shall be sent by U. S. Mail, Telex, or telegram to the following addresses:

                TOFF                                 Contractor

        Tatham Offshore, Inc.               Sedco Forex Division of Schlumberger
        7400 Texas Commerce Tower              Technology Corporation
        600 Travis                          1155 South Dairy Ashford, Suite 402
        Houston, Texas  77002               Houston, Texas  77079
        Attention: Antoine Gautreaux, Jr.   Attention: J. R. Powers

        When there is a currently effective Drilling Order, notices required under the "Contract" shall be sent to the address given in the Drilling Order
Section 12.

XXXII. GENERAL PROVISIONS.

        32.1 WAIVER. None of the requirements of this Agreement or the Drilling Order shall be considered as waived unless such waiver is made in writing by both of the parties.

        32.2 ATTORNEYS' FEES. In the event TOFF is required to retain an attorney to enforce any of the provisions of the "Contract" then the reasonable costs of such attorney shall be a charge against the contractor.

        32.3 CONTINUING OBLIGATIONS. All indemnity obligations and/or contributions and/or liabilities and/or duties and responsibilities assumed by the parties to this "Contract" shall survive the termination for any cause of this "Contract," including but not limited to Contractor's responsibility for salvage and debris removal.

        32.4 GOVERNING LAW. This "Contract" shall be construed and the relations between the parties shall be determined in accordance with the General Maritime Law of the United States of America, not including however any of its "conflicts of law" rules which would direct or refer to the laws of another jurisdiction.

        32.5 CONSEQUENTIAL DAMAGES. Neither party shall be liable to the other for special, indirect or consequential damages resulting from or arising out of this Contract, including without limitation loss of profit, production, or business interruption, howsoever they may be caused including negligence.

         32.6 RESPONSIBILITY FOR THE RESERVOIR. TOFF assumes all liability for and agrees to release, defend and indemnify, and hold CONTRACTOR harmless from any and all claims, demands, and causes of action resulting from the loss of or damage to geological formation or strata or oil and/or gas reservoir underlying TOFF's lease resulting from a blowout, crater or any other cause during or resulting from operations under this CONTRACT irrespective of the negligence or fault of CONTRACTOR. However, this clause shall be applicable only to loss of or damage to the reservoir or formation itself and all damages or losses related to or arising out of pollution, contamination, spill or other surface or subsurface release of oil, gas, other hydrocarbons or other uncontrolled flows shall be governed by the provisions of the Pollution Clause
Article XIII of the Master Drilling Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have executed duplicate originals of this Agreement on this 19th day of September, 1996 in the presence of the undersigned witnesses.

WITNESSES:                              CONTRACTOR

                                        SEDCO FOREX DIVISION, SCHLUMBERGER
                                           TECHNOLOGY CORPORATION


/s/ HARVEY O. FLEISHER                  By:           /s/ J. R. POWERS
------------------------------                       -------------------------
                                        Printed Name: J. R. Powers
                                                     -------------------------
/s/ KIMBERLY A. WILKIE                  Title:        District Manager
------------------------------                       -------------------------


WITNESSES:                              TATHAM OFFSHORE, INC.



/s/ HARVEY O. FLEISHER                  By:           /s/ A. GAUTREAUX JR.
------------------------------                       -------------------------
                                        Printed Name: Antoine Gautreaux Jr.
                                                     -------------------------
/s/ KIMBERLY A. WILKIE                  Title:        C.O.O.
------------------------------                       -------------------------

                                   EXHIBIT A
                  CERTIFICATE OF EQUAL OPPORTUNITY COMPLIANCE

         The following certification and agreements shall be a part of and a supplement to the Master Drilling Agreement entered into between Tatham Offshore, Inc. (TOFF) and Sedco Forex Division, Schlumberger Technology Corporation (Contractor), dated September _____, 1996, and will continue in effect if and so long as required by any applicable Executive Order, rules, regulations, or Federal laws, or until resolicited by TOFF.

I.       EQUAL OPPORTUNITY CLAUSE

         A. Contractor agrees to the following provisions of Section 202 of Executive Order 11246.

                 1. Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex, of national origin. Contractor will take affirmative action to ensure that applicants are employed and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: employment, upgrading, demotion or transfer, recruitment or recruitment advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship. Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of this nondiscrimination clause.

                 2. Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

                 3. Contractor will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding a notice, to be provided by the agency contracting officer, advising the labor union or workers' representative of the Contractor's commitments under Section 202 of Executive Order No. 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

                 4. Contractor will comply with all provisions of Executive Order No. 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

                 5. Contractor will furnish all information and reports required by Executive Order No. 11246 of September 24, 1965, and by the rules, regulations, and order of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

                 6. In the event of the Contractor's noncompliance with the nondiscimination clauses of this "Contract" or with any of such rules, regulations or orders, this "Contract" may be cancelled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Protective Order No. 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order No. 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

                 7.       Contractor will include the provisions of Paragraphs
                          (1) through (7) in every subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order No. 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provisions including sanctions for noncompliance; provided, however, that in the event the Contractor becomes involved in or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

         B.      CERTIFICATION OF NONSEGREGATED FACILITIES

                 By submission of this Certificate, Contractor certifies that segregated facilities are not and will not be maintained or provided for its employees at any of its establishments; that such employees are not and will not be permitted to perform their services at any location under its control where segregated facilities are maintained, and, that Contractor is aware of and understands that any breach of the foregoing is a violation of the Equal Opportunity Clause of Executive Order 11246. "Segregated Facilities" as used herein means any waiting rooms, work areas, rest rooms. and washrooms, restaurants and other eating rooms, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, creed, color or national origin, because of habit, local customs, or otherwise.

                 Contractor further agrees that except where it has obtained identical certifications from proposed subcontractors for specific time periods, it will obtain identical certification from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that it will retain such certifications in its files; and that it will forward the following notice to prospective subcontractors.

                          "NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATION OF NONSEGREGATED FACILITIES. A Certificate of Nonsegregated Facilities, as required by Section 60-1.8 of Title 41 of the Code of Federal Regulations, must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a specified period, i.e., quarterly, semi-annually or annually.

                          Note: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001."

II.      STANDARD FORM 100 (EEO-1) AND AFFIRMATIVE ACTION PROGRAM

         Contractor agrees and certifies that if the value of any "Contract" or purchase order with TOFF is $50,000 or more and the Contractor has fifty (50) or more employees, Contractor:

         1. Agrees to file a complete and accurate report on Standard Form 100 (EEO-1) within thirty (30) days of the date of "Contract" award unless such a report has been filed in the last twelve
                 (12) months and agrees to file such reports annually, as required by Section 60-1.7 of Title 41 of the Code of Federal Regulations.

         2. Affirms that it has developed and is maintaining current an affirmative action program at each of its establishments, as prescribed in Section 60-1.40 of Title 41 of the Code of Federal Regulations or that if such a program has not been established that it will be within 120 days of receipt of any "Contract" of $50,000 or more.

III.     THE VIETNAM ERA VETERAN'S READJUSTMENT ASSISTANCE ACT OF 1974

         If the value of any "Contract" is $10,000 or more, the Contractor agrees and certifies that he is and will remain in compliance with the affirmative action clause set forth at

         41 CFR 60-250.4, to promote affirmative action in the employment and advancement of qualified disabled veterans and veterans of the Vietnam era. The contract clause is incorporated herein by reference.

IV.      THE REHABILITATION ACT OF 1973

         If the value of any "Contract" is $2,500 or more, the Contractor agrees and certifies that he is and will remain in compliance with the affirmative action clause set forth in 41 CFR 60-741.4 (to employ and advance in employment qualified handicapped individuals) and incorporated herein by reference.

                           MASTER DRILLING AGREEMENT

                          TATHAM OFFSHORE, INC. (TOFF)

                                EXEMPTION CLAIMS

I.       EQUAL OPPORTUNITY CLAUSE

         We are exempt because:  (please mark below)

                 None of our contracts/purchase orders with TOFF is in excess of $10,000.

                 We have a specific exemption provided by 41 CFR 60-1.5. (Please attach a copy of the document granting the exemption.)

II.      EMPLOYER INFORMATION REPORT (STANDARD FORM 100) AND AFFIRMATIVE ACTION
         PROGRAM

         We are exempt because:  (please mark below)

                 We are exempt for a reason marked in Section 1 above.

                 We have fewer than fifty (50) employees.

         Our contract, subcontract or purchase order is under $50,000.

III.     EMPLOYMENT OF DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA

         We are exempt because:  (please mark below)

                 None of our contracts/purchase orders are for $10,000 or more.

                 All of our contracts with TOFF are for personal services.

         Other.  (Please specify.)_________________________________________

         __________________________________________________________________

IV. EMPLOYMENT OF HANDICAPPED INDIVIDUALS

    We are exempt because:  (please mark below)

                 None of our contracts or purchase orders are for $2,500 or more.

                 We have a special exemption as provided by 41 CFR 60-741.3(b).

                 (Please enclose the document granting the exemption.)

                 Other.  (Please specify an attach documents, if appropriate.)


                 ------------------------------------------------------------

    Please sign below signifying your agreement to comply with the foregoing provisions unless exempt as indicated above and return to TOFF.

    Executed this _____ day of _______________, 19_____, by:



--------------------------------------------------------------------------------
FIRM/COMPANY NAME             P.O. BOX          CITY       STATE          ZIP


--------------------------------------------------------------------------------
STREET ADDRESS                 CITY                 STATE             ZIP


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE              NAME (Type/Print)             Title


--------------------------------------------------------------------------------

                                 DRILLING ORDER


SECTION 1.       NAME AND LOCATION OF WELL(S) - TERM OF CONTRACT

Initial CONTRACT TERM shall be for the earlier of (i) ninety (90) days or (ii) the completion of initial drilling operations and the mobilization of the rig for another operator unless Tatham Offshore, Inc. (TOFF or OPERATOR) has provided notice to Sedco Forex Division, Schlumberger Technology Corporation (SEDCO or CONTRACTOR) of its intent to exercise an Extension Option or its Out Sourcing Option (each as set forth below). That term shall be automatically extended, if and as applicable, through the completion of operations on any well which is spudded within that initial ninety (90) day period.

TOFF shall have the right and the option to extend the Contract Term following completion of the initial Contract Term set forth hereinabove through either one of the following two forms of extension options: (i) three successive options to drill one well (the "Well Extension Options") or (ii) two successive options to extend the initial Contract Term for one year (the "Term Extension Options" and, together with the Well Extension Options, the "Extension Options"). The Well Extension Options and the Term Extension Options shall be mutually exclusive. If TOFF chooses to exercise an Extension Option, it shall notify SEDCO in writing of its choice of Extension Option and of its exercise of such Extension Option at least forty-five (45) days prior to the expiration of the initial Contract Term. After exercise of the initial Extension Option, to exercise a successive Extension Option, TOFF must give SEDCO written notice at least forty-five (45) days prior to (i) the expiration of the first Term Extension Option period, with respect to the Term Extension Option or (ii) the completion of operations on the preceding well, with respect to the Well Extension Option.

During the Contract Term and the Extension Option Periods, if exercised, TOFF shall have the right and the option to "out source" the rig to other operator's in North and Central America at the then current market rates. SEDCO agrees to assist in the brokering of the rig for such out sourcing. In the event that the rig is out sourced, TOFF and SEDCO agree that any day rate received in excess of TOFF's contract day rate during the period of out sourcing shall be for the benefit of TOFF. TOFF and SEDCO further agree that TOFF's Contract Term and Extension Option Periods shall continue to run during any such period of out sourcing. To exercise the Out Sourcing Option, TOFF must give SEDCO written notice at least forty-five (45) days prior to the actual out sourcing of the rig.

The Basic Rig shall be equipped per Attachment 12 entitled "Single Riser System Minimum Requirements" and be capable of performing drilling operations in water depths of up to 1,500 feet.

SECTION 2.       COMMENCEMENT DATE

The initial Contract Term shall commence coincident with the point in time that the rig commences mobilization to TOFF's initial location provided the rig has completed and passed all required regulatory inspections and certifications but in no event prior to February 1, 1997. CONTRACTOR hereby agrees to obtain such inspections and certifications immediately following the completion of the complete overhaul and reconditioning of the rig's machinery and systems including all upgrades and modifications to such machinery and systems. In the event CONTRACTOR has not delivered the FPS BILL SHOEMAKER due to having signed the Amoco contract, pursuant to Section 4.C.1, and an acceptable substitute rig is not readily available to TOFF as set forth herein on or prior to June 30, 1997, TOFF or CONTRACTOR may terminate this Drilling Order without penalty; provided, however, the options set forth in Sections 4.C.1 and 4.C.2 herein shall survive. In the event that the conditions set forth in Section 13.N of that certain Drilling Make-Ready Agreement dated June 1, 1996 by and between Deepwater Drillers, L.L.C. and CONTRACTOR are not satisfied, CONTRACTOR may, in addition to any other remedies it might have, terminate this Drilling Order.

SECTION 3.       CONTRACT DEPTH(S):  (PER PROGNOSIS)

Subject to right of TOFF to abandon the well(s) or to have the well(s) completed at a lesser depth, CONTRACTOR agrees to drill the well(s) to a total maximum Contract Depth of 25,000 feet or prognosis specified depth, whichever is less. All such drilling shall be on a day work basis at rates specified in
Section 13 hereof.

At TOFF's request, CONTRACTOR agrees to drill a depth greater than total Contract Depth if in CONTRACTOR's opinion equipment at the well site is capable of such drilling. The cost of Rig upgrades and Rates for such drilling shall be negotiated by the parties hereto unless otherwise provided by Section 13 hereof.

At TOFF's request, CONTRACTOR agrees to drill in water depths greater than 1,500' water depth if, in CONTRACTOR's opinion, the rig is capable of such drilling.

SECTION 4.       RIG AND EQUIPMENT TO BE FURNISHED BY CONTRACTOR

A. Rig: The FPS BILL SHOEMAKER or, subject to the reasonable consent of TOFF or as set forth in Section 4.C., another semisubmersible drilling rig capable of drilling in up to 1,500 feet of water. CONTRACTOR shall have the right to suspend this Drilling Order for up to 120 days prior to the commencement of the initial well or after the completion of operations on any well for purposes of substituting the rig to be used or the rig then in use. In the event a substitute rig is provided as set forth in this Section 4, changes to the equipment specifications set forth in this Drilling Order (including, without limitation, the specifications set forth in this Section 4 and in
         Section 5) may be made as such rig
         substitution may reasonably require, subject to the consent of TOFF, which consent may not be unreasonably withheld.

         One of the following options shall apply (as checked):

                 Attachment 1, Check List for Drilling Equipment, which is
         ----- incorporated herein by this reference, defined minimum equipment requirements desired by TOFF. CONTRACTOR should use blank forms provided to describe its equipment and attach its equipment list.

           X     CONTRACTOR should fill out Attachment 1 or attach its equipment
         -----   list to show equipment it can furnish which CONTRACTOR
                 considers adequate for the job.

B.       BLOWOUT PREVENTION EQUIPMENT

         The following options shall apply (as checked):

           X     CONTRACTOR is to provide and install blowout prevention
         -----   equipment after setting 20" casing.  The Blowout Preventer
                 Stack shall have a bore of 18-3/4" and pressure rating of 10,000 psi as a minimum. The TOFF well control equipment specifications and configuration for the diverter and preventer stack are shown in Attachment 2 (drawings No. 101B and 110) and for the choke manifold in Attachment 3 (drawing
                 202C). Any deviations from the TOFF specifications and configuration shall be listed in Attachment 1 (Enclosures I, J, and K) including a description of the deviation, the cost, if any, CONTRACTOR would charge TOFF to bring the equipment into compliance, and the timing required by CONTRACTOR to implement such modifications. CONTRACTOR to state additional costs, if any, to meet all minimum equipment requirements that would be for TOFF's account. Costs over and above those stated would be for CONTRACTOR's account.

                 All the blowout prevention equipment shall be manufactured to and maintained in accordance with NACE MRO175, latest edition. In Attachment 1 (Enclosure J) CONTRACTOR shall provide the equipment certification and inspection records showing that all the blowout prevention equipment was manufactured to NACE MRO175 specification. In addition, CONTRACTOR shall provide in Attachment 1 (Enclosure J) a record (certification and inspection records) of all blowout prevention equipment repairs (field repairs, shop repairs, component and/or parts replacement, etc.) showing that the equipment has been maintained in accordance with NACE.

                 Any repairs to CONTRACTOR's blowout prevention equipment shall comply with the original equipment manufacturers (OEM) specification. TOFF retains the right to inspect any repair and/or replacement component/part to insure that the OEM specifications are met.

                 All well control equipment shall meet the rules and regulations set forth by the Minerals Management Service, Federal Register Part 250 - Oil and Gas and Sulphur operations in the Outer Continental Shelf.

           X     CONTRACTOR to provide schematic representing actual equipment
         -----   being provided in order to meet the requirements of
                 Attachments 2 and 3 (BOP stack and Choke Manifold Drawings and
                 Specs).

                 No blowout equipment is required.
         -----

                 Regardless of option selected, the blowout prevention equipment is to be serviced, maintained and tested by the CONTRACTOR in accordance with Attachment 4, Instruction Sheet. Give last repair or inspection date and who performed service. Give serial numbers on ram preventers. If rated for sour service, provide applicable documentation that certifies the sour service rating.

C. TOFF hereby acknowledges that, as of the date hereof, CONTRACTOR has submitted a bid to engage the FPS BILL SHOEMAKER to perform operations for Amoco and that delivery of the FPS BILL SHOEMAKER thereunder may be required prior to the commencement and completion of the Contract Term. In the event that CONTRACTOR shall sign an agreement to perform work for Amoco and pursuant to such agreement CONTRACTOR shall be required to deliver the FPS BILL SHOEMAKER prior to the commencement and completion of the Contract Term, CONTRACTOR may substitute the FPS BILL SHOEMAKER with another semisubmersible drilling rig as set forth in Section 4.A. above. In the event CONTRACTOR elects to carry out such rig substitution, in addition to the rights hereunder as they relate to the substitute rig, TOFF shall have the following options:

         1. Subject to agreement by Amoco to delay delivery of the FPS BILL SHOEMAKER and upon written notice to CONTRACTOR, TOFF may elect to use the FPS BILL SHOEMAKER in the Newfoundland Grand Banks Area or such general vicinity rather than the substitute rig to complete the Contract Term, subject to the terms and conditions set forth herein; provided that the rates set forth in Section 13 hereof shall be adjusted to account for any additional costs to CONTRACTOR as a result of such new location. The election by TOFF to use the FPS BILL SHOEMAKER instead of the substitute rig pursuant to this Section 4.C.1. shall in no way impair TOFF's right to exercise the Extension Options with respect to the substitute rig.

         2. Upon completion of CONTRACTOR's operations for Amoco and subject to the use of the FPS BILL SHOEMAKER by Petro Canada for the Terra Nova development project, TOFF shall have the right to contract to use the FPS BILL SHOEMAKER at the then prevailing Amoco rates for the drilling of one well.

SECTION 5. CHECK LIST OF ADDITIONAL EQUIPMENT, MATERIAL AND SERVICES TO BE PROVIDED

Attachment 5, Check List for Equipment, Material, and Services, which is incorporated herein by this reference, defines certain specific items to be furnished by the party therein designated and, with respect to the items to be furnished by CONTRACTOR, designates the basis of payment.

SECTION 6.       INTENTIONALLY LEFT BLANK:

SECTION 7.       INTENTIONALLY LEFT BLANK:

SECTION 8.       INTENTIONALLY LEFT BLANK:

SECTION 9.       INTENTIONALLY LEFT BLANK:

SECTION 10.      INTENTIONALLY LEFT BLANK:

SECTION 11.      INTENTIONALLY LEFT BLANK:

SECTION 12.      DESIGNATED REPRESENTATIVES:

TOFF                                          CONTRACTOR

Tatham Offshore, Inc.                         Sedco Forex Division, Schlumberger
                                                Technology Corporation
(Company Name)                                (Company Name)

Antoine Gautreaux, Jr.                        John Powers
 (Representative's Name)                      (Representative's Name)

7400 Texas Commerce Tower                     1155 South Dairy Ashford,
600 Travis                                    Suite 402

(Address)                                     (Address)

Houston, TX  77002                            Houston, TX 77079
(State, Zip Code)                             (State, Zip Code)

(713) 224-7400                                (713) 556-3863
(Day Telephone Number)                        (Day Telephone Number)

(713) 224-7400                                (713) 466-1603
(Night Telephone Number)                      (Night Telephone Number)


SECTION 13.      COMPENSATION TO BE PAID CONTRACTOR (DAY WORK BID):

A.       $70,000          per day when operating

B.       INTENTIONALLY LEFT BLANK

C.       $66,700          *per day standby rate, when the rig is anchored on
                          location and is in position for drilling operations and in the opinion of CONTRACTOR and TOFF, it is considered prudent and necessary to suspend drilling operations because of hazardous weather conditions or the possibility of hazardous weather conditions.
                          This rate will apply when drilling operations are suspended and shall be effective until weather conditions permit commencement of drilling operations. In the event the rig is damaged, repairs will be made at the CONTRACTOR's expense, and drilling day work payments will cease at the time of damage and will not resume until the rig is again ready and able to perform. This rate shall also apply when operations are suspended due to lack of materials and/or services to be furnished by TOFF and during periods while waiting on orders.

D.       $66,700          per day moving rate - to apply when moving to TOFF's
                          first location, between TOFF locations and from last
                          TOFF location to a mutually agreed stacking location.
                          Attachment 7 shall apply to day work moves. Between locations, moving rate starts when the last anchor is racked at the end of P&A or T&A Operations on the previous well. Moving rate stops when all anchors are run and tensioned and the vessel is spotted within 50' of the final well location or mutually agreed stacking location.

E.       $70,000          per day Workover Rate.

F.       $53,500          per day Force Majeure Rate.

                          Loop/eddy currents which prevent the rig from conducting normal operations shall be considered a Force Majeure condition in addition to those conditions set forth in the Master Drilling agreement.

G. This Drilling Order shall terminate after TOFF has released the rig after finishing the Contract Term stipulated in Section 1. Rig release shall occur when the well operations are completed at the last well of the Contract Term, the TOFF equipment is removed from the rig and the last anchor is racked. If the rig will be stacked at a neutral site, this Drilling Order shall terminate upon arrival at a mutually agreed stacking location in the Gulf of Mexico. If the rig is going directly to a new operator following its release from TOFF, the CONTRACTOR shall be responsible for moving the rig from the last TOFF location. Term contracts shall always include the time necessary to complete a well in progress.

H. The appropriate day work rate above will commence when the rig is positioned and moored on location, ballasted to drilling draft, rigged up and ready to commence drilling operations.

I. The moving rate shall commence at such time as the rig clears its last location with all of the prior operator's equipment off loaded.

J. The moving rate shall commence at such time as the rig clears its last TOFF location en route to a mutually agreed stacking location. If the rig is going to a new Operator, Section 13.G. above shall apply.

NOTE:            *For all rates set forth in A. Through F. above, pricing
includes the following. If not included but requested by TOFF, CONTRACTOR agrees to provide for the additional amount specified below:

                                                                                      Additional Charges $/Day
ROV                                         Yes             No          X
                                                   -----              -----     --------------------------------------
Diverter                                    Yes      X      No
                                                   -----              -----     --------------------------------------
BOP Stack                                   Yes      X      No
                                                   -----              -----     --------------------------------------
Choke Manifold                              Yes      X      No
                                                   -----              -----     --------------------------------------
Remote Hydraulic Chokes (2)                 Yes      X      No
                                                   -----              -----     --------------------------------------
Drill Scan w/CH4 gas detector               Yes             No          X
                                                   -----              -----     --------------------------------------
Top Drive (TD4-S or Equal)                  Yes      X      No
                                                   -----              -----     --------------------------------------
1,500' of Boosted Drilling Riser            Yes      X      No
                                                   -----              -----     --------------------------------------
Addition of 3rd 1600 HP Mud Pump            Yes      X      No
                                                   -----              -----     --------------------------------------
Equipment to mix and displace cement,       Yes             No
    test BOP/seal assemblies and LOT
                                                   -----              -----     --------------------------------------
Casing Crews & Equipment                    Yes             No          X       Cost plus 15%
                                                   -----              -----     --------------------------------------
Marine Transportation                       Yes             No          X
                                                   -----              -----     --------------------------------------
Backdown buoy and Jewelry                   Yes             No          X       Cost plus 15%
                                                   -----              -----     --------------------------------------
Anchor Handling Boats & Crews               Yes             No          X
                                                   -----              -----     --------------------------------------
Helideck for 412 fully loaded               Yes      X      No
                                                   -----              -----     --------------------------------------
Quarters for 98 Personnel                   Yes      X      No
                                                   -----              -----     --------------------------------------
Catering for 6 TOFF Personnel and/or        Yes             No
    TOFF third party personnel                       X                          Excess $12/meal & $6/bunk
                                                   -----              -----     --------------------------------------
Reimbursement of Mutually Agreed Rig
    Upgrades investment to be amortized
    over the period of one (1) year         Yes             No          X
                                                   -----              -----     --------------------------------------

K.       Additional Compensation:

         1.      Standby without crew $53,500 per day

L. CONTRACTOR to list personnel complement for rig. Personnel complement to meet all MMS, and other applicable regulatory requirements.

                                                                                             Cost Per Man
                                                                                             Per Day for
                                                    Normal                                   Added
   Staff/Hourly           On Duty       On Rig      Hrs./Day     Rates Per Hour Per Man      Personnel**
   ------------           -------       ------      --------     -----------------------     ------------
                                                                 Straight
                                                                 Time           Overtime
                                                                 --------       --------
Rig Supt.                    1            1                      Salaried                    $ 750
                          -------       ------      --------     ---------      --------     ------------
Asst. Rig Supt.              1            1                      Salaried                    $ 654
                          -------       ------      --------     ---------      --------     ------------
Chief Mech.                  1            1                      Salaried                    $ 577
                          -------       ------      --------     ---------      --------     ------------
Chief Elec.                  1            1                      Salaried                    $ 577
                          -------       ------      --------     ---------      --------     ------------
Sub Sea Eng.                 1            1                      Salaried                    $ 654
                          -------       ------      --------     ---------      --------     ------------
Barge Eng.                   1            1                      Salaried                    $ 591
                          -------       ------      --------     ---------      --------     ------------

Driller                      1            2            12        $ 17.20        $ 46.31      $ 515
                          -------       ------      --------     ---------      --------     ------------
Asst. Driller                1            2            12        $ 14.01        $ 38.05      $ 427
                          -------       ------      --------     ---------      --------     ------------
Derrickmen                   1            2            12        $ 12.15        $ 32.72      $ 366
                          -------       ------      --------     ---------      --------     ------------
Roughneck                    3            6            12        $ 10.82        $ 29.13      $ 330
                          -------       ------      --------     ---------      --------     ------------
Roustabout                   4            8            12        $  9.22        $ 24.82      $ 285
                          -------       ------      --------     ---------      --------     ------------
Mechanic                     1            1            12        $ 15.30        $ 41.20      $ 453
                          -------       ------      --------     ---------      --------     ------------
Motormen                     1            2            12        $ 11.59        $ 31.22      $ 350
                          -------       ------      --------     ---------      --------     ------------
Electrician                  1            1            12        $ 15.30        $ 41.20      $ 453
                          -------       ------      --------     ---------      --------     ------------
Watchstander                 1            2            12        $ 13.91        $ 37.46      $ 414
                          -------       ------      --------     ---------      --------     ------------
Crane Oper.                  1            2            12        $ 13.18        $ 35.49      $ 394
                          -------       ------      --------     ---------      --------     ------------
Welder                       1            1            12        $ 12.57        $ 38.85      $ 378
                          -------       ------      --------     ---------      --------     ------------
Store Keeper                 1            1            12        $ 14.01        $ 37.73      $ 427
                          -------       ------      --------     ---------      --------     ------------
Medic                        1            1            12        $ 11.64        $ 31.34      $ 352
                          -------       ------      --------     ---------      --------     ------------
                                                       12
                          -------       ------      --------     ---------      --------     ------------
                                                       12
                          -------       ------      --------     ---------      --------     ------------
                                                       12
                          -------       ------      --------     ---------      --------     ------------
                                                       12

Total
                          -------       ------      --------     ---------      --------     ------------

Catering:  Self Catered?         Yes         No.
                           -----       -----
If No, Specify Caterer:
                        ------------------------

CONTRACTOR to provide Catering Services with the number of Catering Personnel provided to be at CONTRACTOR's discretion.

*S.T. means straight time rate (rate w/o burden); O.T. means overtime rate (rate w/burden).

CONTRACTOR's burden rate is 79.5%.

**includes burden and catering.

Additional crew complement, if required by TOFF, will be reimbursed at the rates listed above.

For all above labor used by TOFF in excess of regular scheduled hours, CONTRACTOR will be reimbursed at overtime rates plus payroll burden. In such cases duplicate time tickets signed by CONTRACTOR's Drilling Foreman and TOFF's Drilling Foreman will be furnished to TOFF for verification. In the event a drilling crew is not manned to the specified complement for a full schedule tour, a deduction will be made from the daily rig rate based upon the missing crew member's hourly rate, or daily rate with burden.

M.       DOWNTIME PROVISIONS

If it becomes necessary to shut down CONTRACTOR's rig for repairs of surface or subsurface equipment or due to lack of materials or labor furnished by CONTRACTOR while CONTRACTOR is performing work on a day work basis, CONTRACTORS shall be allowed compensation for such repairs or delay at the appropriate day work rate commensurate with the stage of operations then in effect; i.e., with drill pipe, without drill pipe, or standby rate. The number of hours for which CONTRACTOR is to be compensated shall be limited as follows (CONTRACTOR shall be allotted 30 minutes per tour to conduct normal maintenance without penalty. All delays beyond that 30 minutes per tour shall be subject to the following):

Hours for any one delay/repair:                    0
Total hours per day:                               0
Total hours per calendar month:                    0
Total hours in the aggregate for the well:         0

N.       DOWNTIME INCENTIVE PLAN

This Drilling Order provides for a REPAIR RATE equal to ninety percent (90%) of the Operating Rate (Section 13.A.) to apply during the first forty-eight (48) hours of Downtime associated with rig or rig equipment downtime during each calendar month, prorata, with any subsequent Downtime experienced during the month to be compensated at $0.00.

O.       DRILLING PERFORMANCE BONUS PROVISIONS

Any Drilling Performance Bonus Plan, if offered hereunder, will be subject to TOFF's sole discretion.

P.       SAFETY PERFORMANCE BONUS PROVISIONS

Any Safety Performance Bonus Plan, if offered hereunder, will be subject to TOFF's sole discretion.

Q.       EXTENSION PERIOD RATES

During the term of the first Term Extension Option and for any Well Extension Options, the rates set forth in A through F and K above shall be increased by $5,000 per day.

During the term of the second Term Extension Option, the rates shall be the then prevailing market rates, as mutually agreed by the parties hereto.

SECTION 14.      INSURANCE:  (CONTRACTOR TO ATTACH CERTIFICATE INDICATING
                 COVERAGE)

A.       *Limits:         CONTRACTOR to list below CONTRACTOR's liability
         insurance limits, including limits in primary and all excess insurance, applicable to the Master Drilling Agreement paragraph indicated.

         Employers' Liability for employment subject to State Workers' Compensation Acts: $1,000,000 (see Paragraph 11.1.b).

         Employers' Liability where possible liability under Jones Act or Death on the High Seas Act: $1,000,000 (see Paragraph 11.1.b).

         Comprehensive General Liability with the Watercraft Exclusion deleted:
         $1,000,000 (see Paragraph 11.1.c).

         Comprehensive Automobile Liability:  $1,000,000 (see Paragraph
         11.1.d).

         Marine Protection and Indemnity:  $1,000,000 (see Paragraph
         11.1.e(1)).

         Aircraft Liability:  $1,000,000(see Paragraph 11.1.g).

         Pollution/Contamination:  $1,000,000 (see Article XIII A(2)).

         ($1,000,000.00 minimum coverage required) CONTRACTOR may elect to self insure

         Excess Liability:  $10,000,000

B. Costs: Complete Attachment 9 only if Drilling Order is for one year or more.

SECTION 15.      WORK TO BE PERFORMED - ADDITIONAL WORK:

See Attachment 10.


SECTION 16.      MOVEMENT OF RIG:

CONTRACTOR shall be solely responsible for movement of the rig between all locations as well as for spotting, positioning and maintaining the rig on location. The costs and responsibilities for arranging for services used in accomplishing this shall be as designated in Attachment 7.

SECTION 17.      SPECIAL AGREEMENTS:

A.       Other special agreements - Refer to Attachment #11, Special
         Agreements.

B. Summary of Attachments: The following Attachments, accompany this Drilling Order.

Attachments Provided by CONTRACTOR:

Attachment 1:             Contractor's Rig/Equipment Specifications and
                          Descriptions

Attachments Provided by TOFF:

Attachment 2:             Minimum Specifications for BOP Equipment and Diverter
                           Equipment
Attachment 3:             Minimum Specifications for Choke Manifold Equipment
Attachment 4:             Instructions for Testing and Operation of BOP
                          Equipment
Attachment 5:             Checklist for Equipment, Material and Services
Attachment 6:             Intentionally left blank
Attachment 7:             Rig Movement Checklist - Day Work Moves
Attachment 8:             CONTRACTOR Awareness of Provisions of FR Vol. 53
Attachment 9:             Cost of Insurance
Attachment 10:            Work to be Performed - Additional Work
Attachment 11:            Special Agreements
                 11.1:    Helideck Specifications Form
                 11.3:    Minimum Requirements for Eye Protection
Attachment 12:            Minimum Requirements, Single Riser System

C.       CONTRACTOR to provide all of the following items upon request.

    1.       Completed Drilling Order Items, Sections 1-17 as applicable

    2.       Completed Forms in Attachments

                 Attachment 5
                 Attachment 7
                 Attachment 8
                 Attachment 9
                 Attachment 11.1

    3.       Documents of Compliance with Regulatory Bodies

    4.       Standard Rig Brochure

    5.       Enclosures

             A:  Minimum of three drawings of rig dimensions and deck layout
             B:  Crane description
             C:  Inventory - Drill String Handling Tools
                 Latest Drill String Inspection Reports
                 (Inspection Reports Required upon TOFF's request)
             D:  Inventory of XO subs, etc.
             E:  Fishing Tools Inventory
             F:  Circulating System Drawings
             G:  Ballast Control System
             H:  Riser, BOP Handling Tools
             I:  Diverter System drawings w/Riser Gas Handling Equipment
             J: BOP & LMRP Drawings (Include Equipment Certification and Inspection Records)
             K:  Detailed description of Accumulator System
             L:  Choke Manifold Drawing
             M:  Well Control System Records
             N:  Quarters Layout
             O:  Drawing of ROV Location
             P:  Solids Control System Drawings
             Q:  Oil Base Mud & Cuttings Containment Plan
             R: Mooring System Analysis, Maximum Weather Conditions (API hurricane criteria)
             S: Size vessel required to run/pull anchors (bollard pull, winch capacity, pennant line size and length)
             T:  Sample Load Forms for Variable Deck Load Calculations
             U:  BOP Control System detailed schematic

Other Information to be provided by CONTRACTOR (all items to be provided upon request):

                       (1)     Financial Statements
                       (2)     Qualification Records of Crew Members
                       (3)     CONTRACTOR Safety Data Report Form
                       (4)     Detailed description of Crews

                       (5)     Description of Waste Treatment System
                       (6)     Downtime Hours on a Monthly Basis
                       (7)     Fire Detection Systems and Sensors
                       (8)     Safety Devices
                       (9)     Emergency Power Systems
                       (10)    EMR's for Three Years
                       (11)    OSHA No. 200 Log for Two Years

D. Suspension - The dayrates established herein for CONTRACTOR's rig shall be suspended during any and all required dry docking/inspection periods including transit time to and from said drydocking/inspection periods that may be/are mandated by any and all regulatory agencies. Additionally, the parties hereto hereby agree that the Contract Term shall continue to run during said drydocking/inspection periods.

E. Notwithstanding any other provision of this Agreement, should there be any unknown or unidentified man-made or natural obstructions, above or below the surface of the water, at the location of the well or within the access thereto and the Rig and/or its associated equipment damage those unknown or unidentified obstructions, TOFF shall release, defend, indemnify and hold harmless CONTRACTOR from and against any claims for such damage, including without limitation, loss of or damage to pipelines, platforms, cables or other man-made obstructions.

         Should the Rig and/or its associated equipment damage any known or identified man-made or natural obstructions, above or below the surface of the water, at the location of the well or within the access thereto when caused by the correct positioning or operation of the Rig and/or its associated equipment at a specific location, or on a specific route, designated and/or approved by TOFF or by the actual positioning of the Rig and/or its associated equipment by TOFF, TOFF shall release, defend, indemnify and hold harmless CONTRACTOR from and against any claims for such damage, including without limitation, loss of or damage to pipelines, platforms, cables or other man-made obstructions.

SECTION 18.      SECURITY

1As security for its obligations under this Drilling Order, TOFF shall post cash collateral or an irrevocable letter of credit in an amount equal to (i) the applicable operating day rate set forth in Section 13 hereunder multiplied by (ii) the number of days of the initial Contract Term. In the event TOFF exercises any Extension Option, Contractor and TOFF shall agree upon additional security for the extension period. Such security shall be released upon the earlier to occur of (i) the termination of this Drilling Order and the satisfaction of all of TOFF's obligations under this Drilling Order or (ii) the receipt of a guarantee, in a form reasonably acceptable to Contractor, for all amounts payable under this Drilling Order from an entity having a Standards & Poors credit rating of BBB- or equivalent credit rating from a national credit facility.


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                                       14

In response to the above request, our input for the Drilling Order for the drilling of the well(s) hereinabove described is submitted as set forth above. Provisions of the Master Drilling Agreement dated September 19, 1996, as amended shall apply hereto.


Date:                                   SEDCO FOREX DIVISION, SCHLUMBERGER
                                          TECHNOLOGY CORPORATION



                                        BY: /s/ J.R. POWERS
                                            ------------------------------------
                                        PRINTED NAME: J.R. Powers
                                                      --------------------------
                                        TITLE: District Manager
                                               ---------------------------------

The foregoing Drilling Order is hereby accepted and approved this 19th day of September, 1996.

                                        TATHAM OFFSHORE, INC.



                                        BY: A. GAUTREAUX, JR.
                                            ------------------------------------
                                        PRINTED NAME: Antoine Gautreaux, Jr.
                                                      --------------------------
                                        TITLE: C.O.O.
                                               ---------------------------------